UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2007

                             DELEK US HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                   001-32868                 52-2319066
      (State or other        (Commission File Number)        (IRS Employer
       jurisdiction                                       Identification No.)
     of incorporation)

           7102 Commerce Way
          Brentwood, Tennessee                            37027
(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (615) 771-6701

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition.

On November 8, 2007, Delek US Holdings, Inc. (the "Company") announced its financial results for the quarter ended September 30, 2007. The full text of the press release is furnished as Exhibit 99.1 hereto.

The information in the attached Exhibit is being furnished pursuant to Item 2.02 "Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.

      Not Applicable.

(b)  Pro forma financial information.

      Not Applicable.

(c)  Shell company transactions.

      Not Applicable.

(d)  Exhibits.

      99.1  Press release of Delek US Holdings, Inc. issued on November 8, 2007.


                                       -2-

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2007                         DELEK US HOLDINGS, INC.


                                          By:   /s/ Edward Morgan
                                                --------------------------------
                                                Name: Edward Morgan
                                                Title: Vice President and Chief
                                                Financial Officer

                                  EXHIBIT INDEX


Exhibit                       Description
 No.
-------                       -----------

99.1 Press release of Delek US Holdings, Inc., issued on November 8, 2007.